SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 5, 2014, Great-West Life & Annuity Insurance Company’s (the “Registrant’s”) principal financial officer and principal accounting officer, James H. Van Harmelen, passed away.

Effective January 17, 2014, Mitchell T.G. Graye, the Registrant’s principal executive officer has also taken on the responsibilities of the Registrant’s principal financial officer.

Mr. Graye, 58, has served as the Registrant’s President and Chief Executive Officer since May 2008.  Mr. Graye also took on the responsibilities of the Registrant’s principal financial officer during the period from September 2011 through August 2013.  Mr. Graye has been a member of the Board of Directors of the Registrant since 2008.

Also effective January 17, 2014, Rebecca M. Southall, 53, has taken on the responsibilities of the Registrant’s principal accounting officer.  Ms. Southall has served as the Registrant’s Vice President, Reporting and Finance, since April 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	By:	/s/ Richard G. Schultz
	Name:	Richard G. Schultz
	Title:	Senior Vice President, General Counsel and Secretary